EXHIBIT 10

                              CONSENT OF AUDITORS

                                                                     Exhibit 10


                         INDEPENDENT AUDITORS' CONSENT


The Shareholders and Board of Trustees
USAA Life Investment Trust:

We consent to the use of our report dated February 4, 2000, incorporated herein by reference and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Auditors" in the statement of additional information.

                                               /s/ KPMG LLP

San Antonio, Texas
April 26, 2000